MERRILL LYNCH
GLOBAL BOND
FUND

For Investment and
Retirement






FUND LOGO





Semi-Annual Report

June 30, 1998


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.




Merrill Lynch
Global Bond Fund
For Investment
And Retirement
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




Merrill Lynch Global Bond Fund for Investment and Retirement


PORTFOLIO INFORMATION

Bar graph depicting Type of Issues* as a percentage of net assets as of June 30, 1998

US Government Obligations                   0.41%
Financial Services                         42.28%
Sovereign Government Obligations           36.22%
Industrials                                13.74%
Commercial Paper                            0.37%



Pie graph depicting Geographical Diversification* as a percentage of net assets as of June 30, 1998

Denmark                                    12.01%
Thailand                                    4.16%
Germany                                    10.09%
United Kingdom                             15.76%
Canada                                      3.63%
Greece                                      1.89%
Japan                                      11.60%
Finland                                     2.48%
Poland                                      1.73%
Italy                                       8.60%
United States                              21.07%


Bar graph depicting Maturity of Investments* as a percentage of net assets as of June 30, 1998

5 yrs--10 yrs                              33.55%
10 yrs +                                   36.00%
6 months--5 yrs                            30.45%

[FN]
*Percent of net assets may not equal 100%.




Merrill Lynch Global Bond Fund for Investment and Retirement
June 30, 1998




DEAR SHAREHOLDER

During the quarter ended June 30, 1998, global Group of Seven Industrialized Nation (G-7) bond markets maintained relatively narrow trading ranges, despite experiencing stronger economic growth and bottoming inflation in the United States and core European economies. As global yields appeared to be moving higher, instability in emerging markets and weakness in global stock markets allowed core markets to maintain their demand. In addition, narrowing interest rate differentials and the advent of a unified Europe propelled European currencies higher relative to the US dollar. Correspondingly, we kept a relatively neutral duration and currency exposure as compared to our benchmark index.

In an environment characterized by continued turmoil in Southeast Asia and Russia, a recession in Japan and an increase in risk premiums in emerging markets, we upgraded the Fund's fixed-income positions during the June quarter. We reduced our longer-term corporate holdings in favor of more liquid positions; at the same time, we retained our longer-maturity positions in markets that possessed positive inflationary fundamentals. We believe the Asian crisis is likely to negatively impact G-7 growth and improve inflationary demographics. At June 30, 1998, we retained a slightly overweighted position in the United States relative to Europe in terms of duration.

Market Review
North America
US bonds remained in a narrow range in recent months. The bond market continued to fluctuate between strong domestic data and external factors related to the Asian financial crisis. First calendar quarter of 1998 gross domestic product (GDP) surged to 4.8%, led by an extremely strong housing sector and strong consumer demand. In addition, tight labor markets continued to be a concern, since the employment cost index for the first quarter of 1998 was up 3.3% from the first quarter of 1997, while the unemployment rate in April fell to a 28-year low of 4.3%. Inflationary reports have been benign, helped by declining commodity and oil prices. We expect to maintain the Fund's overweighted duration in the United States, since we expect second-quarter GDP to have slowed dramatically because of a large inventory build up in the first quarter and moderating consumer demand. In addition, we believe the markets should be supported by the reduction of Government debt issuance and by reduced public spending. We will continue to monitor the US economy closely for any evidence of reduced growth or an increase in inflation.

In Canada, economic growth appeared to be moderating slightly with first calendar quarter GDP falling to 3.7% from 3.9% in the fourth quarter of 1997. The 50 basis point (0.50%) hike in short-term interest rates to support the weak Canadian dollar, combined with the fallout from the Asian financial crisis, has helped to moderate economic growth. Retail sales levels fell to a more sustainable 4%--5% range. Even with inflationary numbers at or below the bottom of the 1%--3% target band, the Bank of Canada expressed that it would raise interest rates further if the Canadian dollar experienced additional downward pressure. Once the currency stabilizes, we expect to look to add to our Canadian exposure.

Europe
As 1998 has progressed, European economic growth continued relatively unhindered, with real GDP in the European Union bloc approximating 2.5%. However, the engine of growth shifted to include the domestic demand sector, along with the export sector, with final demand negligibly affected by the Asian economic crisis. Consumer confidence continues to rise across Europe, which has been helped regionwide by a decline in unemployment. Economic growth has not adversely impacted the favorable inflation scenario, but a trough in inflation may have been seen. As weak oil prices have played a large role in reducing European inflation during 1997, stable-to-higher oil prices may result in a modest inflation increase. Consequently, European bond markets continued to trade firmly thus far in 1998, with European Monetary Union (EMU) convergence trades still trending toward the narrow end of respective trading ranges. We maintained our positions in Italy since we expect interest rates to converge further. Monetary policy in core European markets may rise modestly while short-term interest rates in the peripheral economies may continue to be reduced as the EMU convergence process continues.



Merrill Lynch Global Bond Fund for Investment and Retirement
June 30, 1998



The first round entrants in the European Union were announced in May. As expected, 11 countries will be included. We added positions in Greece since we anticipate a Greek entry in the next round of EMU entrants. With growth essential to a unified Europe, the economic recovery that started in the smaller countries, especially the Scandinavian countries, now appears to be spilling into the core countries. In addition, since exchange rates are fixed, we believe short-term interest rates should converge. The convergence should be in the form of peripheral European bond markets converging to the core at approximately 3.5%--4%. Relatively low nominal interest rates, negligible effects from the Asian crisis and reduced fiscal constraint should continue to provide growth for European economies.

Pacific Basin
As the Asian currency crisis persisted, both the New Zealand and the Australian currencies remained under pressure. With economic growth in both countries potentially negatively impacted by the deepening recession in Asia, we purchased government bonds in New Zealand at a 100 basis point spread to comparable US Treasury securities, fully hedged to the US dollar. Problems in Indonesia continued, with social unrest forcing the resignation of President Suharto. It appeared that the problems in Indonesia stabilized slightly when Vice President Habibie replaced Suharto. However, we remain very cautious of Indonesia and Southeast Asia in general.

In Japan, the yen continued to trade weaker against the US dollar as it ended the period just below the YEN 140 level. The Japanese government finally announced the long-awaited details of its latest fiscal stimulus package of 16 trillion yen spread over two years. The majority of the package focused on public works spending, which the government believes will add approximately 3% to GDP. However, investors were disappointed that no permanent tax cuts were announced. Economic data in Japan are still deteriorating with unemployment rising to a post World War II record high of 4.1%. Japanese government bond yields hit new lows with consumer sentiment deteriorated because of a rising level of bankruptcies and declining employment prospects. We expect to remain exposed to Japanese bonds, as the recession appears to be deepening.

In Conclusion
We thank you for your continued investment in Merrill Lynch Global Bond Fund for Investment and Retirement, and we look forward to reviewing our outlook with you again in our next report to shareholders.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Paolo Valle)
Paolo Valle
Senior Vice President and Portfolio Manager



August 3, 1998




Merrill Lynch Global Bond Fund for Investment and Retirement
June 30, 1998



PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results*
                                                                                           Ten Years/     Standardized
                                                          12 Month         3 Month      Since Inception    30-Day Yield
                                                        Total Return     Total Return     Total Return    As of 6/30/98
ML Global Bond Fund, Inc. Class A Shares                   +9.28%           +2.60%         +118.58%            4.46%
ML Global Bond Fund, Inc. Class B Shares                   +8.31            +2.40          +111.18             3.87
ML Global Bond Fund, Inc. Class C Shares                   +8.26            +2.28          + 21.96             3.82
ML Global Bond Fund, Inc. Class D Shares                   +8.89            +2.43          + 24.68             4.22


*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's ten-year/inception dates are: Class A Shares, 10/25/88; and Class B Shares, ten years ended 6/30/98; and Class C and Class D Shares, 10/21/94.



Merrill Lynch Global Bond Fund for Investment and Retirement
June 30, 1998



PERFORMANCE DATA (concluded)


Average Annual Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/98                         +9.28%         +4.90%
Five Years Ended 6/30/98                   +4.96          +4.11
Inception (10/25/88)
through 6/30/98                            +8.41          +7.96

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 6/30/98                         +8.31%         +4.31%
Five Years Ended 6/30/98                   +4.13          +4.13
Ten Years Ended 6/30/98                    +7.76          +7.76

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 6/30/98                         +8.26%         +7.26%
Inception (10/21/94)
through 6/30/98                            +5.53          +5.53

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to
  0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/98                         +8.89%         +4.53%
Inception (10/21/94)
through 6/30/98                            +6.16          +4.99

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.




OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
Donald Cecil, Trustee
Edward H. Meyer, Trustee
Charles C. Reilly, Trustee
Richard R. West, Trustee
Edward D. Zinbarg, Trustee
Terry K. Glenn, Executive Vice President
Joseph T. Monagle Jr., Senior Vice President
Paolo Valle, Senior Vice President
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Lawrence A. Rogers, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
225 Franklin Street
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863




Merrill Lynch Global Bond Fund for Investment and Retirement
June 30, 1998



SCHEDULE OF INVESTMENTS
                         Face                                             Interest     Maturity          Value     Percent of
                        Amount           Long-Term Obligations              Rate         Date          (Note 1a)   Net Assets

Canada
Sovereign      NZ$     14,250,000  Canadian Government Bond                6.625%      10/03/2007      $ 7,239,013     3.63%
Government
Obligations

                                   Total Investments in Canada
                                   (Cost--$8,602,745)                                                    7,239,013     3.63


Denmark

Financial      US$      8,250,000  Den Danske Bank A/S (b)                 7.40         6/15/2010        8,787,339     4.41
Services       Dkr     43,297,000  Nykredit A/S                            6.00        10/01/2026        6,280,679     3.15

Sovereign              60,000,000  Denmark Government Bonds                9.00        11/15/1998        8,874,727     4.45
Government
Obligations

                                   Total Investments in Denmark
                                   (Cost--$23,534,211 )                                                 23,942,745    12.01


Finland

Sovereign      YEN    581,000,000  Republic of Finland                     6.00         1/29/2002        4,934,957     2.48
Government
Obligations

                                   Total Investments in Finland
                                   (Cost--$5,413,832)                                                    4,934,957     2.48


Germany

Financial      DM      13,250,000  Deutsche Ausgleichbank                  6.00         7/04/2007        7,796,449     3.91
Services

Sovereign               6,100,000  Bundesrepublik Deutschland              6.00         7/04/2007        3,679,193     1.84
Government             15,000,000  Land Baden-Wuerttemberg                 5.75         1/19/2028        8,653,335     4.34
Obligations

                                   Total Investments in Germany
                                   (Cost--$19,407,374)                                                  20,128,977    10.09


Greece

Sovereign      GRD  1,106,500,000  Hellenic Republic                      13.30        12/27/2002        3,759,510     1.89
Government
Obligations

                                   Total Investments in Greece
                                   (Cost--$3,810,478)                                                    3,759,510     1.89


Italy

Sovereign      Lit  1,000,000,000  Buoni Poliennali Del Tesoro
Government                         (Italian Government Bond)              10.50        11/01/1998          572,088     0.29
Obligations        23,850,000,000  Buoni Poliennali Del Tesoro
                                   (Italian Government Bond)              10.00         8/01/2003       16,571,965     8.31

                                   Total Investments in Italy
                                   (Cost--$17,023,706)                                                  17,144,053     8.60


Merrill Lynch Global Bond Fund for Investment and Retirement
June 30, 1998


SCHEDULE OF INVESTMENTS (continued)
                       Face                                               Interest     Maturity          Value     Percent of
                      Amount             Long-Term Obligations              Rate         Date          (Note 1a)   Net Assets

Japan
Financial      YEN    990,000,000  African Development Bank                6.20%        6/18/2002      $ 8,661,875     4.34%
Services

Sovereign           1,720,000,000  Japanese Government Bond                5.00         9/20/2002       14,474,215     7.26
Government
Obligations

                                   Total Investments in Japan
                                   (Cost--$24,205,484)                                                  23,136,090    11.60


Poland

Sovereign      PLN     14,000,000  Poland Government Bonds                12.00         6/12/2003        3,445,258     1.73
Government
Obligations

                                   Total Investments in Poland
                                   (Cost--$3,423,581)                                                    3,445,258     1.73


Thailand

Industrials    US$      9,550,000  PTTEP International Limited (b)         7.625       10/01/2006        8,285,418     4.16

                                   Total Investments in Thailand
                                   (Cost--$9,741,865)                                                    8,285,418     4.16


United Kingdom

Financial      Pound    8,300,000  Friends Professional Finance PLC        9.125           ++           15,190,474     7.62
Services       Sterling

               DM      13,250,000  Union Bank of Switzerland               5.75         3/12/2007        7,510,193     3.77

Industrials             1,000,000  BOC Group PLC                           7.25         6/07/2002        1,665,363     0.84
                        3,000,000  British Airways PLC                     7.875        2/10/2007        5,349,378     2.68
                        1,000,000  Vodafone Group PLC                      7.875       11/06/2001        1,698,852     0.85

                                   Total Investments in the United Kingdom
                                   (Cost--$30,141,312)                                                  31,414,260    15.76


United States

Financial      US$      3,000,000  Associates Corp. of North America       7.375        6/11/2007        3,195,000     1.60
Services                8,500,000  Comerica Bank                           7.875        9/15/2026        9,729,695     4.88
               DM      10,600,000  Ford Motor Credit Co.                   5.25         6/16/2008        5,845,502     2.93
               US$      5,000,000  Mellon Capital II                       7.995        1/15/2027        5,431,650     2.72
                        5,250,000  PNC Institution Capital Bank (b)        8.315        5/15/2027        5,886,982     2.95

Industrials            10,000,000  Phelps Dodge Corporation                7.125       11/01/2027       10,378,300     5.21

                                   Total Investments in the United States
                                   (Cost--$38,534,363)                                                  40,467,129    20.29


                                   Total Investments in Long-Term Obligations
                                   (Cost--$183,838,951)                                                183,897,410    92.24


Merrill Lynch Global Bond Fund for Investment and Retirement
June 30, 1998


SCHEDULE OF INVESTMENTS (concluded)
                       Face                                               Interest     Maturity          Value     Percent of
                      Amount             Short-Term Obligations             Rate         Date          (Note 1a)   Net Assets
Commercial     US$        730,000  General Motors Acceptance Corp.         6.50 %       7/01/1998      $   730,000     0.37%
Paper*

US Government             100,000  United States Treasury Bill (a)         4.93         9/24/1998           98,857     0.05
Obligations*              730,000  United States Treasury Bill (a)         4.95         9/24/1998          721,656     0.36

                                   Total Investments in Short-Term Obligations
                                   (Cost--$1,550,304)                                                    1,550,513     0.78


Currency Call Options Written
                      Nominal Value
                    Covered by Options           Issue
                       10,000,000  Deutschemark, expiring July 1998 at DM1.79                               (7,000)    0.00
                       10,900,000  Japanese Yen, expiring July 1998 at YEN 135                              (9,265)   (0.01)

                                   Total Currency Call Options Written
                                   (Premiums Received--$12,720)                                            (16,265)   (0.01)


Total Investments, Net of Options Written (Cost--$185,376,535)                                         185,431,658    93.01

Unrealized Appreciation on Forward Foreign Exchange Contracts**                                            138,002     0.07

Variation Margin on Financial Futures Contracts***                                                          (5,331)    0.00

Other Assets Less Liabilities                                                                           13,812,499     6.92
                                                                                                      ------------   -------
Net Assets                                                                                            $199,376,828   100.00%
                                                                                                      ============   =======

(a)Portion of securities held as collateral in connection with open financial futures contracts.
(b)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
 ++The security is a perpetual bond and has no stated maturity date.
  *Commercial Paper and certain USGovernment Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
 **Forward foreign exchange contracts as of June 30, 1998 were as follows:

                                                 Unrealized
                                                Appreciation
                             Expiration        (Depreciation)
   Foreign Currency Sold        Date             (Note 1b)

   DM         25,024,186      July 1998        $     26,561
   Pound       6,126,328      July 1998              13,814
   Sterling
   NZ$        13,554,107      July 1998            (116,701)
   YEN     1,533,000,000      July 1998            (127,803)

   Total (US$ Commitment--$42,010,561)             (204,129)
                                               ------------

   Foreign Currency Purchased

   DM         14,300,097      July 1998                 205
   NZ$        13,447,069      July 1998              61,319
   YEN     1,528,800,000      July 1998             280,607

   Total (US$ Commitment--$25,629,544)              342,131
                                               ------------

   Total Unrealized Appreciation on Forward
   Foreign Exchange Contracts--Net             $    138,002
                                               ============

***Financial futures contracts sold as of June 30, 1998 were as follows:

   Number of                          Expiration           Value
   Contracts   Issue       Exchange      Date            (Note 1b)

    29        UK Gilt       LIFFE    September 1998    $ 5,258,645
    56   US Treasury Bonds   CBT     September 1998      6,921,250

   Total Financial Futures Contracts Sold
   (Total Contract Price--$12,106,943)                 $12,179,895
                                                       ===========

   See Notes to Financial Statements.



Merrill Lynch Global Bond Fund for Investment and Retirement
June 30, 1998



FINANCIAL INFORMATION

Statement of Assets and Liabilities as of June 30, 1998
Assets:             Investments, at value (identified cost--$185,389,255) (Note 1a)                        $ 185,447,923
                    Unrealized appreciation on forward foreign exchange contracts
                    (Note 1b)                                                                                    138,002
                    Cash                                                                                         282,311
                    Foreign cash (Note 1c)                                                                     5,978,917
                    Receivables:
                      Interest                                                            $   4,874,050
                      Securities sold                                                         4,268,684
                      Beneficial interest sold                                                  119,449
                      Options written                                                             8,720        9,270,903
                                                                                          -------------
                    Prepaid registration fees and other assets (Note 1f)                                          61,012
                                                                                                           -------------
                    Total assets                                                                             201,179,068
                                                                                                           -------------

Liabilities:        Options written, at value (premiums received--$12,720)
                    (Notes 1a & 1b)                                                                               16,265
                    Payables:
                      Beneficial interest redeemed                                              961,479
                      Dividends to shareholders (Note 1g)                                       337,155
                      Investment adviser (Note 2)                                               100,252
                      Distributor (Note 2)                                                       89,876
                      Variation margin (Note 1b)                                                  5,331        1,494,093
                                                                                          -------------
                    Accrued expenses and other liabilities                                                       291,882
                                                                                                           -------------
                    Total liabilities                                                                          1,802,240
                                                                                                           -------------

Net Assets:         Net assets                                                                             $ 199,376,828
                                                                                                           =============

Net Assets          Class A Shares of beneficial interest, $0.10 par value, unlimited number
Consist of:         of shares authorized                                                                   $     270,321
                    Class B Shares of beneficial interest, $0.10 par value, unlimited number
                    of shares authorized                                                                       1,335,707
                    Class C Shares of beneficial interest, $0.10 par value, unlimited number
                    of shares authorized                                                                          18,423
                    Class D Shares of beneficial interest, $0.10 par value, unlimited number
                    of shares authorized                                                                         520,130
                    Paid-in capital in excess of par                                                         232,170,989
                    Accumulated realized capital losses on investments and foreign
                    currency transactions--net (Note 5)                                                      (35,167,961)
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                            229,219
                                                                                                           -------------
                    Net assets                                                                             $ 199,376,828
                                                                                                           -------------

Net Asset Value:    Class A--Based on net assets of $25,127,178 and 2,703,207 shares
                             of beneficial interest outstanding                                            $        9.30
                                                                                                           =============
                    Class B--Based on net assets of $124,195,969 and 13,357,070 shares
                             of beneficial interest outstanding                                            $        9.30
                                                                                                           =============
                    Class C--Based on net assets of $1,712,206 and 184,226 shares
                             of beneficial interest outstanding                                            $        9.29
                                                                                                           =============
                    Class D--Based on net assets of $48,341,475 and 5,201,301 shares
                             of beneficial interest outstanding                                            $        9.29
                                                                                                           =============

                    See Notes to Financial Statements.


Merrill Lynch Global Bond Fund for Investment and Retirement
June 30, 1998


FINANCIAL INFORMATION (continued)

Statement of Operations for the Six Months Ended June 30, 1998
Investment Income   Interest and discount earned                                                           $   7,149,025
(Notes 1d & 1e):

Expenses:           Investment advisory fees (Note 2)                                     $     651,332
                    Account maintenance and distribution fees--Class B (Note 2)                 526,026
                    Transfer agent fees--Class B (Note 2)                                       132,084
                    Accounting services (Note 2)                                                 88,051
                    Account maintenance fees--Class D (Note 2)                                   61,394
                    Printing and shareholder reports                                             51,155
                    Professional fees                                                            39,340
                    Transfer agent fees--Class D (Note 2)                                        39,132
                    Registration fees (Note 1f)                                                  33,841
                    Transfer agent fees--Class A (Note 2)                                        20,538
                    Custodian fees                                                               19,864
                    Trustees' fees and expenses                                                  19,824
                    Account maintenance and distribution fees--Class C (Note 2)                   7,937
                    Transfer agent fees--Class C (Note 2)                                         1,902
                    Pricing services                                                                390
                    Other                                                                         3,216
                                                                                          -------------
                    Total expenses                                                                             1,696,026
                                                                                                           -------------
                    Investment income--net                                                                     5,452,999
                                                                                                           -------------

Realized &          Realized gain from:
Unrealized Gain       Investments--net                                                        3,295,802
(Loss) on             Foreign currency transactions--net                                      2,353,438        5,649,240
Investments &                                                                             -------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                         (258,253)
(Notes 1b, 1c,        Foreign currency transactions--net                                       (881,722)      (1,139,975)
1e & 3):                                                                                  -------------    -------------
                    Net realized and unrealized gain on investments and
                    foreign currency transactions                                                              4,509,265
                                                                                                           -------------
                    Net Increase in Net Assets Resulting from Operations                                   $   9,962,264
                                                                                                           =============

                    See Notes to Financial Statements.



Merrill Lynch Global Bond Fund for Investment and Retirement
June 30, 1998


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                           For the Six         For the
                                                                                           Months Ended      Year Ended
                                                                                             June 30,        December 31,
Increase (Decrease) in Net Assets:                                                             1998             1997
Operations:         Investment income--net                                                $   5,452,999    $  17,327,991
                    Realized gain (loss) on investments and foreign currency
                    transactions--net                                                         5,649,240      (23,718,229)
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                   (1,139,975)         902,161
                                                                                          -------------    -------------
                    Net increase (decrease) in net assets resulting from operations           9,962,264       (5,488,077)
                                                                                          -------------    -------------

Dividends and       Investment income--net:
Distributions to      Class A                                                                  (719,229)        (695,428)
Shareholders          Class B                                                                (3,375,728)      (3,018,723)
(Note 1g):            Class C                                                                   (47,177)         (56,943)
                      Class D                                                                (1,310,865)        (740,128)
                    Return of capital--net:
                      Class A                                                                        --       (1,975,770)
                      Class B                                                                        --       (8,576,451)
                      Class C                                                                        --         (161,780)
                      Class D                                                                        --       (2,102,768)
                                                                                          -------------    -------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (5,452,999)     (17,327,991)
                                                                                          -------------    -------------

Beneficial          Net decrease in net assets derived from beneficial
Interest            interest transactions                                                   (45,322,503)    (212,434,471)
Transactions                                                                              -------------    -------------
(Note 4):

Net Assets:         Total decrease in net assets                                            (40,813,238)    (235,250,539)
                    Beginning of period                                                     240,190,066      475,440,605
                                                                                          -------------    -------------
                    End of period                                                         $ 199,376,828    $ 240,190,066
                                                                                          =============    =============

                    See Notes to Financial Statements.


Merrill Lynch Global Bond Fund for Investment and Retirement
June 30, 1998


FINANCIAL INFORMATION (continued)

Financial Highlights
                                                                                          Class A
The following per share data and ratios have been derived        For the Six
from information provided in the financial statements.           Months Ended
                                                                   June 30,         For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                             1998        1997       1996        1995      1994
Per Share           Net asset value, beginning of period          $    9.12  $    9.56  $    9.54  $    8.96   $   10.03
Operating                                                         ---------  ---------  ---------  ---------   ---------
Performance:        Investment income--net                              .26        .54        .56        .59         .55
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                   .18       (.44)       .02        .58       (1.07)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total from investment operations                    .44        .10        .58       1.17        (.52)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Less dividends and distributions:
                      Investment income--net                           (.26)      (.14)      (.56)      (.39)       (.24)
                      Return of capital--net                             --       (.40)        --       (.20)       (.28)
                      In excess of realized gain on
                      investments--net                                   --         --         --         --        (.03)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total dividends and distributions                  (.26)      (.54)      (.56)      (.59)       (.55)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Net asset value, end of period                $    9.30  $    9.12  $    9.56  $    9.54   $    8.96
                                                                  =========  =========  =========  =========   =========

Total Investment    Based on net asset value per share                4.81%+++   1.19%      6.42%     13.39%      (5.29%)
Return:**                                                         =========  =========  =========  =========   =========

Ratios to Average   Expenses                                           .99%*      .96%       .87%       .86%        .84%
Net Assets:                                                       =========  =========  =========  =========   =========
                    Investment income--net                            5.59%*     5.83%      6.02%      6.31%       5.84%
                                                                  =========  =========  =========  =========   =========

Supplemental        Net assets, end of period (in thousands)      $  25,127  $  27,522  $  72,876  $  85,610   $  90,823
Data:                                                             =========  =========  =========  =========   =========
                    Portfolio turnover                               72.49%    699.63%   1234.05%    512.75%     405.00%
                                                                  =========  =========  =========  =========   =========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.


Merrill Lynch Global Bond Fund for Investment and Retirement
June 30, 1998



FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                         Class B
The following per share data and ratios have been derived        For the Six
from information provided in the financial statements.           Months Ended
                                                                   June 30,        For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                              1998       1997       1996        1995       1994
Per Share           Net asset value, beginning of period          $    9.12  $    9.56  $    9.54  $    8.96   $   10.03
Operating                                                         ---------  ---------  ---------  ---------   ---------
Performance:        Investment income--net                              .22        .47        .49        .51         .47
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                   .18       (.44)       .02        .58       (1.07)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total from investment operations                    .40        .03        .51       1.09        (.60)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Less dividends and distributions:
                      Investment income--net                           (.22)      (.13)      (.49)      (.34)       (.20)
                      Return of capital--net                             --       (.34)        --       (.17)       (.24)
                      In excess of realized gain on
                      investments--net                                   --         --         --         --        (.03)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total dividends and distributions                  (.22)      (.47)      (.49)      (.51)       (.47)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Net asset value, end of period                $    9.30  $    9.12  $    9.56  $    9.54   $    8.96
                                                                  =========  =========  =========  =========   =========

Total Investment    Based on net asset value per share                4.41%+++    .41%      5.60%     12.52%      (6.01%)
Return:**                                                         =========  =========  =========  =========   =========

Ratios to Average   Expenses                                          1.77%*     1.73%      1.65%      1.64%       1.61%
Net Assets:                                                       =========  =========  =========  =========   =========
                    Investment income--net                            4.81%*     5.07%      5.25%      5.56%       5.06%
                                                                  =========  =========  =========  =========   =========

Supplemental        Net assets, end of period (in thousands)      $ 124,196  $ 160,571  $ 347,529  $ 540,887   $ 700,995
Data:                                                             =========  =========  =========  =========   =========
                    Portfolio turnover                               72.49%    699.63%   1234.05%    512.75%     405.00%
                                                                  =========  =========  =========  =========   =========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



Merrill Lynch Global Bond Fund for Investment and Retirement
June 30, 1998



FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                         Class C
                                                                                                                For the
                                                                   For the                                       Period
The following per share data and ratios have been derived         Six Months                                    Oct. 21,
from information provided in the financial statements.              Ended                                      1994++ to
                                                                   June 30,   For the Year Ended December 31,   Dec. 31,
Increase (Decrease) in Net Asset Value:                              1998       1997       1996        1995       1994
Per Share           Net asset value, beginning of period          $    9.12  $    9.56  $    9.54  $    8.96   $    9.21
Operating                                                         ---------  ---------  ---------  ---------   ---------
Performance:        Investment income--net                              .22        .46        .48        .51         .09
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                   .17       (.44)       .02        .58        (.25)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total from investment operations                    .39        .02        .50       1.09        (.16)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Less dividends and distributions:
                      Investment income--net                           (.22)      (.12)      (.48)      (.34)       (.03)
                      Return of capital--net                             --       (.34)        --       (.17)       (.05)
                      In excess of realized gain on
                      investments--net                                   --         --         --         --        (.01)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total dividends and distributions                  (.22)      (.46)      (.48)      (.51)       (.09)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Net asset value, end of period                $    9.29  $    9.12  $    9.56  $    9.54   $    8.96
                                                                  =========  =========  =========  =========   =========

Total Investment    Based on net asset value per share                4.27%+++    .33%      5.51%     12.44%      (1.73%)+++
Return:**                                                         =========  =========  =========  =========   =========

Ratios to Average   Expenses                                          1.83%*     1.82%      1.73%      1.71%       1.69%*
Net Assets:                                                       =========  =========  =========  =========   =========
                    Investment income--net                            4.75%*     4.94%      5.16%      5.44%       5.20%*
                                                                  =========  =========  =========  =========   =========

Supplemental        Net assets, end of period (in thousands)      $   1,712  $   2,284  $   9,351  $   8,468   $   3,614
Data:                                                             =========  =========  =========  =========   =========
                    Portfolio turnover                               72.49%    699.63%   1234.05%    512.75%     405.00%
                                                                  =========  =========  =========  =========   =========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Global Bond Fund for Investment and Retirement
June 30, 1998


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                                         Class D
                                                                                                                For the
                                                                   For the                                       Period
The following per share data and ratios have been derived         Six Months                                    Oct. 21,
from information provided in the financial statements.              Ended                                      1994++ to
                                                                   June 30,   For the Year Ended December 31,   Dec. 31,
Increase (Decrease) in Net Asset Value:                              1998       1997       1996        1995       1994
Per Share           Net asset value, beginning of period          $    9.11  $    9.55  $    9.54  $    8.96   $    9.21
Operating                                                         ---------  ---------  ---------  ---------   ---------
Performance:        Investment income--net                              .24        .51        .54        .56         .10
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                   .18       (.44)       .01        .58        (.25)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total from investment operations                    .42        .07        .55       1.14        (.15)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Less dividends and distributions:
                      Investment income--net                           (.24)      (.13)      (.54)      (.37)       (.04)
                      Return of capital--net                             --       (.38)        --       (.19)       (.05)
                      In excess of realized gain on
                      investments--net                                   --         --         --         --        (.01)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total dividends and distributions                  (.24)      (.51)      (.54)      (.56)       (.10)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Net asset value, end of period                $    9.29  $    9.11  $    9.55  $    9.54   $    8.96
                                                                  =========  =========  =========  =========   =========

Total Investment    Based on net asset value per share                4.68%+++    .94%      6.05%     13.11%      (1.62%)+++
Return:**                                                         =========  =========  =========  =========   =========

Ratios to Average   Expenses                                          1.24%*     1.19%      1.08%      1.11%       1.12%*
Net Assets:                                                       =========  =========  =========  =========   =========
                    Investment income--net                            5.34%*     5.66%      5.74%      6.07%       5.81%*
                                                                  =========  =========  =========  =========   =========

Supplemental        Net assets, end of period (in thousands)      $  48,342  $  49,813  $  45,685  $   5,665   $   1,755
Data:                                                             =========  =========  =========  =========   =========
                    Portfolio turnover                               72.49%    699.63%   1234.05%    512.75%     405.00%
                                                                  =========  =========  =========  =========   =========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Global Bond Fund for Investment and Retirement
June 30, 1998


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Global Bond Fund for Investment and Retirement (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees of the primary market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Other investments, including futures contracts and related options, are stated at market value or otherwise at the fair value at which it is expected they may be resold, as determined in good faith by or under the direction of the Board of Trustees. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts as a hedge against adverse changes in interest rates. A futures contract is an agreement between two parties to buy and sell a security, respectively, for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.



Merrill Lynch Global Bond Fund for Investment and Retirement
June 30, 1998



* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. A portion of the ordinary income distributions paid by the Fund during the year ended December 31, 1997 is characterized as a return of capital.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.60%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                     Account      Distribution
                                 Maintenance Fee      Fee

Class B                               0.25%          0.50%
Class C                               0.25%          0.55%
Class D                               0.25%           --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.



Merrill Lynch Global Bond Fund for Investment and Retirement
June 30, 1998



NOTES TO FINANCIAL STATEMENTS (concluded)

For the six months ended June 30, 1998, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                       MLFD         MLPF&S

Class A                                $  1         $   11
Class D                                $235         $2,609


For the six months ended June 30, 1998, MLPF&S received contingent deferred sales charges of $88,656 and $10 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of MLAM, PSI, PFD, MLFDS, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1998 were $144,981,568 and $194,935,545, respectively.

Net realized gains (losses) for the six months ended June 30, 1998 and net unrealized gains (losses) as of June 30, 1998 were as follows:


                                    Realized      Unrealized
                                      Gains         Gains
                                     (Losses)      (Losses)
Investments:
  Long-term                      $  2,169,228   $     58,459
  Short-term                              (29)           209
  Financial futures                 1,126,603        (72,952)
                                 ------------   ------------
Total investments                   3,295,802        (14,284)
                                 ------------   ------------
Currency transactions:
  Options written                    (735,814)        (3,545)
  Options purchased                   (55,680)            --
  Foreign currency
  transactions                     (1,069,259)       109,046
  Forward foreign exchange
  contracts                         4,214,191        138,002
                                 ------------   ------------
Total currency transactions         2,353,438        243,503
                                 ------------   ------------
Total                            $  5,649,240   $    229,219
                                 ============   ============


Transactions in call options written for the six months ended June 30, 1998 were as follows:


                                 Nominal Value
                                  Covered by       Premiums
                                Written Options    Received

Outstanding call options
written, beginning of period               --             --
Options written                   488,140,000   $    399,580
Options exercised                 (70,900,000)       (65,100)
Options closed                     (9,000,000)            --
Options expired                  (387,340,000)      (321,760)
                                 ------------   ------------
Outstanding call options
written at end of period           20,900,000   $     12,720
                                 ============   ============


Transactions in put options written for the six months ended June
30, 1998 were as follows:


                                 Nominal Value
                                   Covered by     Premiums
                                Written Options   Received
Outstanding put options
written, beginning of period               --             --
Options written                   297,394,250   $    214,391
Options exercised                 (54,511,371)       (43,039)
Options expired                  (242,882,879)      (171,352)
                                 ------------   ------------
Outstanding put options
written at end of period                   --   $         --
                                 ============   ============


As of June 30, 1998, net unrealized appreciation for Federal income tax purposes aggregated $58,668, of which $4,773,822 related to appreciated securities and $4,715,154 related to depreciated securities. The aggregate cost of investments at June 30, 1998 for Federal income tax purposes was $185,389,255.


4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $45,322,503 and $212,434,471 for the six months ended June 30, 1998 and for the year ended December 31, 1997, respectively.

Transactions in shares of capital for each class were as follows:

Class A Shares for the Six                           Dollar
Months Ended June 30, 1998           Shares          Amount

Shares sold                           243,321    $   2,256,703
Shares issued to shareholders
in reinvestment of dividends           38,879          360,824
                                 ------------    -------------
Total issued                          282,200        2,617,527
Shares redeemed                      (598,145)      (5,531,295)
                                 ------------    -------------
Net decrease                         (315,945)   $  (2,913,768)
                                 ============    =============


Merrill Lynch Global Bond Fund for Investment and Retirement
June 30, 1998


Class A Shares for the Year                          Dollar
Ended December 31, 1997              Shares          Amount

Shares sold                         3,694,319    $  33,685,367
Shares issued to shareholders
in reinvestment of dividends          180,724        1,638,796
                                 ------------    -------------
Total issued                        3,875,043       35,324,163
Shares redeemed                    (8,482,776)     (77,078,971)
                                 ------------    -------------
Net decrease                       (4,607,733)   $ (41,754,808)
                                 ============    =============


Class B Shares for the Six                           Dollar
Months Ended June 30, 1998           Shares          Amount

Shares sold                           304,441    $   2,817,723
Shares issued to shareholders
in reinvestment of dividends          199,800        1,854,858
                                 ------------    -------------
Total issued                          504,241        4,672,581
Automatic conversion of
shares                               (592,961)      (5,488,705)
Shares redeemed                    (4,162,841)     (38,536,403)
                                 ------------    -------------
Net decrease                       (4,251,561)   $ (39,352,527)
                                 ============    =============


Class B Shares for the Year                          Dollar
Ended December 31, 1997              Shares          Amount

Shares sold                           897,547    $   8,127,728
Shares issued to shareholders
in reinvestment of dividends          761,712        6,915,601
                                 ------------    -------------
Total issued                        1,659,259       15,043,329
Automatic conversion of
shares                             (2,417,865)     (22,283,071)
Shares redeemed                   (17,995,131)    (163,058,496)
                                 ------------    -------------
Net decrease                      (18,753,737)   $(170,298,238)
                                 ============    =============


Class C Shares for the Six Months                    Dollar
Ended June 30, 1998                  Shares          Amount

Shares sold                           159,332    $   1,480,615
Shares issued to shareholders
in reinvestment of dividends            3,438           31,911
                                 ------------    -------------
Total issued                          162,770        1,512,526
Shares redeemed                      (229,044)      (2,125,427)
                                 ------------    -------------
Net decrease                          (66,274)   $    (612,901)
                                 ============    =============


Class C Shares for the Year                          Dollar
Ended December 31, 1997              Shares          Amount

Shares sold                           411,159    $   3,761,283
Shares issued to shareholders
in reinvestment of dividends           16,571          150,469
                                 ------------    -------------
Total issued                          427,730        3,911,752
Shares redeemed                    (1,155,825)     (10,491,575)
                                 ------------    -------------
Net decrease                         (728,095)   $  (6,579,823)
                                 ============    =============


Class D Shares for the Six                           Dollar
Months Ended June 30, 1998           Shares          Amount

Shares sold                            37,571    $     347,020
Automatic conversion of
shares                                593,092        5,488,705
Shares issued to shareholders
in reinvestment of dividends           87,872          815,559
                                 ------------    -------------
Total issued                          718,535        6,651,284
Shares redeemed                      (982,297)      (9,094,591)
                                 ------------    -------------
Net decrease                         (263,762)   $  (2,443,307)
                                 ============    =============


Class D Shares for the Year                          Dollar
Ended December 31, 1997              Shares          Amount

Shares sold                           350,683    $   3,202,335
Automatic conversion of
shares                              2,454,027       22,283,071
Shares issued to shareholders
in reinvestment of dividends          209,279        1,899,301
                                 ------------    -------------
Total issued                        3,013,989       27,384,707
Shares redeemed                    (2,331,059)     (21,186,309)
                                 ------------    -------------
Net increase                          682,930    $   6,198,398
                                 ============    =============



5. Capital Loss Carryforward:
At December 31, 1997, the Fund had a net capital loss carryforward of approximately $36,799,000, of which $26,285,000 expires in 2002 and $10,514,000 expires in 2005. This amount will be available to offset like amounts of any future taxable gains.